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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: January 30, 2001



                                  Enron Corp.
             (Exact name of registrant as specified in its charter)


                                     Oregon
                 (State or other jurisdiction of incorporation)


             1-13159                                47-0255140
    (Commission File Number)              (IRS Employer Identification No.)


                Enron Building
              1400 Smith Street
                Houston, Texas                              77002
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 713-853-6161

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Item 5.  Other Events.

         The registrant is filing herewith its releases pursuant to Rule 135c of the Securities Act of 1933 in connection with its announcement of its plans to issue zero coupon convertible debt securities, convertible into Enron common stock.

Item 7.  Exhibits.

         99.1        Enron Corp. press release dated January 29, 2001
         99.2        Enron Corp. press release dated January 30, 2001


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENRON CORP.



                                           By: /s/ REX R. ROGERS
                                               --------------------------------
                                               Rex R. Rogers
                                               Vice President and
                                               Associate General Counsel




Dated:  January 30, 2001




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                               INDEX TO EXHIBITS


    Exhibit
    Number
    -------

      99.1         Enron Corp. press release dated January 29, 2001
      99.2         Enron Corp. press release dated January 30, 2001